As filed with the Securities and Exchange Commission on September 13, 2016

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DJO Finance LLC

DJO Finance Corporation

(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware Delaware	3842	20-5653965 20-5653825
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1430 Decision Street

Vista, California 92081

(760) 727-1280

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Bradley J. Tandy, Esq.

Executive Vice President, General Counsel and Secretary

1430 Decision Street

Vista, California 92081

(760) 727-1280

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Richard A. Fenyes, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

(212) 455-2000

Approximate date of commencement of proposed exchange offer:

As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒ Registration No. 333-213164

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
10.75% Third Lien Notes due 2020	$35,000	100%	$35,000	$4.00
Guarantees of 10.75% Third Lien Notes due 2020 (2)	N/A(3)	(3)	(3)	(3)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended.
(2)	See inside facing page for additional registrant guarantors.
(3)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) promulgated under the Securities Act.

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
DJO, LLC	Delaware	52-2165554	1430 Decision Street Vista, California 92081 (760) 727-1280
DJO Consumer, LLC	Delaware	46-4345673	1430 Decision Street Vista, California 92081 (760) 727-1280
Elastic Therapy, LLC	North Carolina	56-1645508	1430 Decision Street Vista, California 92081 (760) 727-1280
Empi, Inc.	Minnesota	41-1310335	1430 Decision Street Vista, California 92081 (760) 727-1280
Encore Medical, L.P.	Delaware	74-2863979	1430 Decision Street Vista, California 92081 (760) 727-1280
Encore Medical GP, LLC	Nevada	74-3020852	1430 Decision Street Vista, California 92081 (760) 727-1280
Encore Medical Partners, LLC	Nevada	20-0295933	1430 Decision Street Vista, California 92081 (760) 727-1280
Rikco International, LLC	Wisconsin	30-0021597	1430 Decision Street Vista, California 92081 (760) 727-1280

EXPLANATORY NOTE AND INCORPORATION OF

CERTAIN INFORMATION BY REFERENCE

This Registration Statement on Form S-4 is being filed with the Securities and Exchange Commission (the Commission”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by DJO Finance LLC, DJO Finance Corporation, DJO, LLC, DJO Consumer, LLC, Elastic Therapy, LLC, Empi, Inc., Encore Medical, L.P., Encore Medical GP, LLC, Encore Medical Partners, LLC and Rikco International, LLC (collectively, the “Registrants”). This Registration Statement incorporates by reference the contents of, including all exhibits to, the Registrants’ Registration Statement on Form S-4 (File No. 333-213164), as amended, which was declared effective by the Commission on August 31, 2016.

EXHIBIT INDEX

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Rice Reuther Sullivan & Carroll, LLP.

5.3	Opinion of Faegre Baker Daniels LLP.

5.4	Opinion of Moore & Van Allen, PLLC.

5.5	Opinion of Reinhart Boerner Van Dueren, s.c.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of its opinion filed as Exhibit 5.1 hereto).

23.3	Consent of Rice Reuther Sullivan & Carroll, LLP (included as part of its opinion filed as Exhibit 5.2 hereto).

23.4	Consent of Faegre Baker Daniels LLP (included as part of its opinion filed as Exhibit 5.3 hereto).

23.5	Consent of Moore & Van Allen, PLLC (included as part of its opinion filed as Exhibit 5.4 hereto).

23.6	Consent of Reinhart Boerner Van Dueren, s.c. (included as part of its opinion filed as Exhibit 5.5 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

DJO FINANCE LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Manager (Principal Executive Officer)	September 13, 2016
Michael P. Mogul

*	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016
Dianne Deuitch

*	Senior Vice President, Tax and Treasury and Manager	September 13, 2016
David H. Smith

*	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016
Bradley J. Tandy

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

DJO FINANCE CORPORATION

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President, Chief Executive Officer and Director (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Director	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Director	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

DJO, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

DJO CONSUMER, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

ENCORE MEDICAL PARTNERS, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

ENCORE MEDICAL GP, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

EMPI, INC.

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Director	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Director	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Director	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

ENCORE MEDICAL, L.P.
By: ENCORE MEDICAL GP, LLC, its general partner

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary of Encore Medical GP, LLC

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager of Encore Medical GP, LLC	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager of Encore Medical GP, LLC	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager of Encore Medical GP, LLC	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

ELASTIC THERAPY, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vista, State of California, on September 13, 2016.

RIKCO INTERNATIONAL, LLC

By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	Executive Vice President, General Counsel and Secretary

SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael P. Mogul	President and Chief Executive Officer (Principal Executive Officer)	September 13, 2016

* Dianne Deuitch	Senior Vice President, Controller and Principal Financial Officer	September 13, 2016

* Bradley J. Tandy	Executive Vice President, General Counsel, Secretary and Manager	September 13, 2016

* Joseph G. Martinez	Senior Vice President, Assistant Secretary and Manager	September 13, 2016

* David H. Smith	Senior Vice President, Tax and Treasury and Manager	September 13, 2016

* By:	/s/ Joseph G. Martinez
	Name:	Joseph G. Martinez
	Title:	Attorney In Fact